UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant
Filed by a Party other than the Registrant
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
FLOTEK INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)
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Notice of Annual Meeting of Shareholders
To be Held Friday, May 15, 2026 at 10:00 a.m. Central Time
Dear Fellow Shareholders,
The 2026 Annual Meeting of Shareholders (the “Meeting”) of Flotek Industries, Inc. (“Flotek,” “we,” “our,” “us,” or the “Company”) will be held at 10:00 a.m., Central Time, on Friday, May 15, 2026 at the Company’s headquarters, located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086. At the Meeting, shareholders will be asked to consider and vote on the following items:
1.To elect seven (7) directors to serve until the next annual meeting of shareholders;
2.To conduct a non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers; and
3.To ratify the appointment of KPMG LLP as the Company’s independent auditor for 2026.

The accompanying Proxy Statement more fully describes these matters. Shareholders will also transact any other business that may be properly presented at the Meeting. At this time, we have not received notice of any other matter that may be properly presented at the Meeting. Only shareholders of record at the close of business on March 20, 2026 are entitled to notice and to vote at the Meeting or any adjournments, postponements or continuation thereof.
We are furnishing proxy materials to our shareholders over the Internet. On or about April 2, 2026, we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) on how to access proxy materials and our 2025 Annual Report on Form 10-K (the “2025 Annual Report”), how to vote, and how to obtain a paper copy of the proxy materials. You will need the control number printed on your Notice, proxy card or voting instruction card in order to vote. A list of shareholders of record will be available during the Meeting for inspection by shareholders for any legally valid purpose relating to the Meeting.
Your vote is very important regardless of how many shares you own. We urge you to review the proxy materials and vote as soon as possible. Even if you plan to attend the Meeting, please vote by mail, telephone or Internet voting systems. Specific directions for submitting your vote are included in the accompanying Proxy Statement. Even if you have submitted your proxy, you may still vote in person if you attend the Meeting. This Notice of Annual Meeting of Shareholders, the Proxy Statement and the 2025 Annual Report are available free of charge at the “Investor Relations” section of our website at https://ir.flotekind.com/sec-filings.
On behalf of the Board and the executive team of the Company, I thank you for your support and participation.
By Order of the Board of Directors,

Christina M. Ibrahim
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate
Secretary

    April 2, 2026

TABLE OF CONTENTS

PROXY STATEMENT SUMMARY    1
GENERAL INFORMATION ABOUT THE ANNUAL MEETING    5
CORPORATE GOVERNANCE    9
ITEM 1: ELECTION OF DIRECTORS    20
Director Nominees    21
Director Compensation    28
Security Ownership of Certain Beneficial Owners, Executive Officers and Directors    29
ITEM 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION    31
Compensation Overview and Strategy    33
Executive Officers    34
2025 Executive Officer Compensation    36
Employment Agreements; Terminations and Change-in Control Arrangements    42
Other Policies, Guidelines and Practices Related to Executive Compensation    43
Summary Compensation Table    44
Outstanding Equity Awards    45
Pay Versus Performance (PVP)    46
ITEM 3: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM    50
OTHER MATTERS    53

Proxy Statement Summary
PROXY STATEMENT SUMMARY

The Board of Directors (our “Board”) of Flotek Industries, Inc., (which we refer to as “Flotek,” the “Company,” “we,” “our,” or “us”) is furnishing this Proxy Statement to you over the Internet or delivering it to you by mail in connection with the solicitation of proxies by our Board and the solicitation of voting instructions, in each case, for use at the Annual Meeting of Shareholders to be held on May 15, 2026, and at any adjournments or postponements thereof.
On or about April 2, 2026, we will commence mailing the Notice of Internet Availability of Proxy Materials to most of our shareholders, and we also will commence mailing to some of our shareholders, and make available electronically over the Internet to all of our shareholders: (1) the Notice of Annual Meeting of Shareholders and this Proxy Statement; and (2) our Annual Report on Form 10-K for the year ended December 31, 2025, which includes our audited financial statements (the “Annual Report”). If you receive your proxy materials by mail, a proxy/voting instruction card will be included.
This summary highlights information that is contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Shareholders
When:         Friday, May 15, 2026 at 10:00 a.m., Central Time
Where:    The Company’s headquarters located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086
Who:        Shareholders of record at the close of business on March 20, 2026 will be eligible to vote
What:         We are asking shareholders to vote on the following three items:

Item up for Vote	Board’s Voting Recommendation	Page Reference
ITEM 1: Election of seven director candidates, to serve until the next annual meeting of shareholders	FOR EACH NOMINEE	20
ITEM 2: Non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers	FOR	31
ITEM 3: Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2026	FOR	50

Proxy Statement Summary
Our Director Nominees, Board and Board Committees
Currently, the number of directors comprising our Board is set at six and will be increasing to seven in connection with the Meeting. Our Board is not classified, and all positions stand for election at each annual meeting of shareholders. The standing committees for our Board are the Audit Committee (the “Audit Committee”), the Compensation Committee (the "Compensation Committee"), the Corporate Governance & Nominating Committee (the “Governance Committee”) and the Risk & Sustainability Committee (the “Risk Committee”), designated by A, C, G and R in the table below, respectively. Mr. Agadi serves as our Non-Executive Chairman of the Board. Lisa Mayr, currently a director of the Company, having expressed her preference not to be renominated to the Board, is not being put forward as a director nominee and her term will end at the Meeting. The Board thanks her for her service and many contributions to the Company.
The following table provides summary information about our nominees for election to the Board as of March 26, 2026.

Name and Principal Occupation	Age	Independent	Director Since	Committee Membership
				A	C	G	R
Harsha V. Agadi (1)	63		2020
Chief Executive Officer of Conduent Inc.
Ryan G. Ezell	47		2023
Chief Executive Officer of Flotek Industries, Inc.
Evan R. Farber	53		2022	●	●	«	●
General Counsel, The Cranemere Group
Michael J. Fucci	67		2020	●	«	●	«
Director, Acadia Healthcare Company, Inc.
Katie Hill	39		N/A
Former Chief Operating Officer, Vital Energy
Kevin McDonald	59		N/A
Founding Partner, Werner Ayers & McDonald LLP
Matthew D. Wilks	43		2022
Executive Chairman and President, ProFrac Holding Corp.
1 Non-Executive Chairman of the Board    « Chair of Committee    ● Member of Committee

Proxy Statement Summary
For additional information on our directors and nominees and their qualifications, please see the section entitled “Item 1: Election of Directors—Director Nominees.”

Proxy Statement Summary
Current Board Overview

Independence	Tenure

67% of our current directors are independent	67% of our current directors have a tenure of less than 5 years, with an average tenure of 3.7 years

Current Director Skills and Experience

Corporate Governace/Legal
5
Industry Experience
3
ESG
4
Finance/Accounting
5
M&A Strategy
4
Human Capital
3
Other Public Board Experience
3
Public C-Suite Experience
5
Technology & Innovation
5
Gender/Ethnic Diversity
2
International Experience
4

General Information About the Annual Meeting
GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Solicitation of Proxies
We are providing this Proxy Statement in connection with the solicitation of proxies by our Board for use at the Meeting.
Date, Place and Time of Meeting
The Meeting will be held on Friday, May 15, 2026 at 10 a.m., Central Time, at the Company’s headquarters located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086, or at such other time and place to which the Meeting may be postponed or adjourned. References in this Proxy Statement to the “Meeting” also refer to any adjournments, postponements, or changes in location of the Meeting, to the extent applicable.
Record Date
The “Record Date” for the Meeting is March 20, 2026. Shareholders of record at the close of business on March 20, 2026 will be entitled to vote at the Meeting. As of the close of business on March 20, 2026, there were 36,174,338 shares of common stock outstanding. Each share of common stock is entitled to one vote on each item. Shareholders may not cumulate votes.
Attending the Meeting
The Meeting will be held at the Company’s headquarters located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086. Please allow ample time for check-in by arriving at the Meeting fifteen minutes early. If a bank, brokerage firm or other nominee holds your shares, you should contact that organization for additional information.
Delivery of Proxy Materials – Notice-And-Access
In accordance with the SEC rules on “Notice and Access,” we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to certain shareholders on or about April 2, 2026. The Notice describes the matters to be considered at the Meeting and how the shareholders can access the proxy materials online. It also provides instructions on how those shareholders can vote their shares. If you received the Notice, you will not receive a print version of the proxy materials, unless you request one. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

General Information About the Annual Meeting
Items of Business
There are three items scheduled to be voted on at the Meeting:
1.The election of seven directors to serve until the next annual meeting of shareholders;
2.An advisory vote to approve the compensation of the Company’s Named Executive Officers (the “Say-On-Pay Proposal”); and
3.Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2026 (the “Auditor Proposal”).
Quorum
A quorum is required to conduct business at the Meeting. The holders of a majority of the Company’s issued and outstanding shares that are entitled to vote at the Meeting are required to be present, or represented by proxy, in order to constitute a quorum at the Meeting. Proxies received but marked as abstentions or broker non-votes will be counted towards the quorum requirement.
If less than a quorum is represented at the Meeting, the chairperson of the Meeting or a majority of the shares so represented may adjourn the Meeting from time to time without further notice, and the persons named as proxies will vote the proxies they have been authorized during the Meeting in favor of such an adjournment.
Voting Counting
Votes will be counted by one or more inspectors appointed by the chairperson of the Meeting (the “Inspector of Elections”). No candidate for the office of director may be appointed as the Inspector of Elections.
Voting Requirements
Item 1: Election of Directors. Each of the seven director nominees will be elected by a majority of the votes cast with respect to the nominee so long as the number of nominees for election equals the number of directors to be elected (an “Uncontested Election”). For the purpose of an Uncontested Election, a majority of votes cast means that the number of votes “for” a nominee’s election must exceed 50% of the votes cast “for” or “against” with respect to that nominee’s election, excluding abstentions. Broker non-votes will not count as votes cast with respect to that nominee’s election. If the number of nominees for director at a meeting of shareholders exceeds the number of directors to be elected at such meeting, directors shall be elected by a plurality of the votes cast at such meeting. The Inspector of Elections will separately count the number of “for” votes and “against” votes received by each nominee. Cumulative voting for the election of directors is not permitted.
Item 2: Approval, on a non-binding advisory basis, of compensation of our Named Executive Officers. The Say-On-Pay Proposal must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this proposal. The Inspector of Elections will separately count the number of “for” votes and “against” votes with regard to the Say-On-Pay Proposal.

General Information About the Annual Meeting
Item 3: Ratification of the appointment of independent registered public accounting firm. This must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this proposal. However, as the Auditor Proposal is considered a “routine” matter under the applicable rules (as further discussed below), your broker, if any, has discretionary voting authority to vote your shares, even if such broker does not receive voting instructions from you. Thus, broker non-votes are not expected on the Auditor Proposal. The Inspector of Elections will separately count the number of “for” votes and “against” votes with regard to the Auditor Proposal.
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank, dealer or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of shares of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals. Items 1 and 2 are considered “non-routine matters” and Item 3 is considered a “routine matter.”
Voting Procedures
Holders of our common stock may hold shares either beneficially through a broker or bank, or directly in their own name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, you are considered the shareholder of record of those shares. As a shareholder of record, you may vote directly at the Meeting in person, by proxy, by Internet at www.proxyvote.com, by telephone or by mail by following the instructions provided on the proxy card or on the Internet site. If, on the Record Date, your shares were held in an account at a bank, brokerage firm, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy card from your broker or other agent.
Proxy Solicitation Costs
The expenses of soliciting proxies to be voted at the Meeting will be paid by us. We or our directors, executive officers, employees, or agents may also solicit proxies in person, by telephone, or by electronic communication, but we will not pay a fee to any of our directors, officers or employees as compensation for soliciting proxies.
Following the original mailing of the Notice, we will request that banks, brokers, custodians, nominees, and other record holders of our common stock forward copies of the soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. We will

General Information About the Annual Meeting
reimburse banks, brokers, custodians, nominees, and other record holders for reasonable charges and expenses incurred in forwarding soliciting materials to their clients. Shareholders voting via telephone or the Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and Internet service providers, which must be borne by the shareholder.
Revoking your Proxy
If you are a shareholder of record, whether you give your proxy over the Internet, by telephone or by mail, you may revoke it at any time before it is exercised. You may enter a new vote by voting in person at the Meeting, electronically, by mail or by telephone so long as it is received prior to the Meeting. If you hold your shares beneficially, you must follow the instructions provided by your broker or nominee as to whether and how you may revoke your proxy. Attending the Meeting alone will not revoke your proxy.
Voting Results
We will announce preliminary voting results during the Meeting and report the final voting results within four business days of the Meeting on a Current Report on Form 8-K. You can access that Current Report on Form 8-K and our other SEC filings at our website at https://ir.flotekind.com/sec-filings or at the SEC’s website at www.sec.gov.

Corporate Governance
CORPORATE GOVERNANCE

We are committed to conducting our business in accordance with the highest level of ethical and corporate governance practices. We have adopted a number of corporate governance policies and practices designed to promote the long-term interests of our stockholders, maintain internal checks and balances, strengthen management accountability, engender public trust and foster responsible decision making and accountability. From time-to-time, we review our governance practices and take actions to address changes related to regulatory requirements and best practices. The following are certain of the important corporate governance policies and practices we have adopted.
Committee Charters
We have adopted a charter for each of the four standing committees of the Board. Each committee charter outlines the authority and responsibilities delegated by the Board to the respective committee; enumerates membership requirements for the committee, including any applicable New York Stock Exchange (“NYSE”) or SEC membership requirements; and sets forth a framework for committee meetings. Summaries of each of the committee charters are set forth below under the heading “—Board Committees.” Copies of each of our committee charters are available on our website under the “Investor Relations” section at https://ir.flotekind.com/board-committees.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines (the “Corporate Governance Guidelines”) in compliance with the corporate governance standards of the NYSE. The Corporate Governance Guidelines promote the healthy function of our Board and its committees and set forth a common set of expectations on Board performance. A copy of the Corporate Governance Guidelines is available on our website under the “Governance” section at https://ir.flotekind.com/governance-documents.
Code of Business Conduct and Ethics
We are committed to conducting our business legally and ethically and have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that governs the behavior of our directors, officers and employees and sets forth standards for conflict of interest, compliance with laws, methods for reporting, and other corporate activities. A copy of the Code of Conduct is available on our website under the “Governance” section at https://ir.flotekind.com/governance-documents. Any waivers of the Code of Conduct for directors or officers are required to be approved by the Board of Directors. There were no waivers to the Code of Conduct in 2025. We will promptly disclose any amendments to the Code of Conduct (other than technical, administrative or non-substantive changes) on our website under the “Governance” section at https://ir.flotekind.com/governance-documents.
Insider Trading Policy
We have adopted an Insider Trading Policy (the “Insider Trading Policy”), which governs transactions in our securities by our directors, officers and employees, as well as by Flotek itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards. Our policy prohibits directors, officers and employees from pledging or hedging our stock. The foregoing summary of the Insider Trading Policy does not purport to be complete and is

Corporate Governance
qualified in its entirety by reference to the full text of the Insider Trading Policy, which is filed as Exhibit 19.1 to our 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 16, 2026 (the “2025 Annual Report”).
Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not have a policy on the timing of awards of stock options in relation to the disclosure by us of material nonpublic information and neither the Board nor the Compensation Committee takes material non-public information into account when determining the timing and terms of such awards. During the years ended December 31, 2025 and 2024, no member of the Board or employee, including our named executive officers, was awarded stock options, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Stock Ownership Guidelines
Our directors and executive officers are subject to certain stock ownership guidelines. Directors are required to own stock equal to at least five times the current annual director cash retainer. The Company’s Chief Executive Officer is required to own stock equal to at least six times his annual base salary and all other executive officers are required to own stock equal to at least two times such executive officer’s annual base salary. Each director or executive officer has five years from the date he or she is appointed to achieve the appropriate stock ownership ratio. Directors or executive officers that do not meet the prescribed ratio must retain at least 25% of the net shares from the exercise of options or vesting of shares until they meet the applicable ratio. As of December 31, 2025, all our directors and executive officers were in compliance with the stock ownership guidelines or within the five-year grace period for achieving compliance.
Board Structure
Our business and affairs are managed under the direction of the Board. Our Board currently consists of six directors, increasing to seven in connection with the Meeting, with four standing committees to assist the Board in the discharge of its responsibilities: the Audit Committee, the Compensation Committee, the Governance Committee and the Risk Committee. The Board’s size and makeup is intended to facilitate meaningful discussion and allow for diverse perspectives. The balance of these perspectives on our Board is more important than any specific size target. Our Board is not classified, and all positions stand for election at each annual meeting of shareholders. The Board has determined, as of the Record Date, that five of our seven candidates inclusive of the two new director nominees are independent, as defined by the NYSE and SEC, see “—Director Independence” below.
The following table identifies current members of the Board, the standing committees of the Board on which they serve and the chair of each committee as of March 26, 2026. The Board appoints members to its various committees on an annual basis at a regularly scheduled meeting, typically following the annual meeting of stockholders. Additional information about each committee is set forth below under the heading “—Board Committees.”

Corporate Governance

Name	Independent	Committee Membership
		Audit Committee	Compensation Committee	Governance Committee	Risk Committee
Harsha V. Agadi	✓
Non-Executive Chairman of the Board
Ryan G. Ezell

Evan R. Farber	✓	●	●	«	●

Michael J. Fucci	✓	●	«	●	«

Lisa Mayr	✓	«	●	●	●

Matthew D. Wilks
« Chair of Committee    ● Member of Committee
Director Nominations Process
The Board is responsible for selecting nominees for the Board. The Governance Committee is responsible for screening and recommending candidates. The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members with qualifications and skills that are consistent with the Governance Committee’s criteria for Board service will be considered for re-nomination by the Board, but the Board is not obligated to do so. These criteria may include factors such as independence, age, integrity, skills, expertise, breadth of experience, knowledge about the Company's business or industry and willingness to devote adequate time and effort to Board responsibilities in the context of the existing composition and needs of the Board and its committees. Our Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of our Board’s deliberations and decisions. In selecting potential Board candidates, our Board considers diversity in its broadest sense, including among other things, diversity of background, perspective, personal and professional experiences, race, gender, age and nationality, as well as the existing skill set of our Board and the needs of our Company.  As to new candidates, the Governance Committee generally polls the Board members and members of management for their recommendations and will review candidates properly proposed by stockholders in accordance with the guidelines described below. The Governance Committee may also review the composition and qualification of the boards of directors of the Company's competitors or other companies and may seek input from industry experts or analysts. Recommendations received by stockholders in accordance with the guidelines described below will be reviewed and are subject to the same criteria as are candidates selected by the Governance Committee. The Governance Committee may engage a third-party search firm to identify candidates in those situations where particular qualifications are required or where existing contacts are not sufficient to identify appropriate candidates.
Sections 14 and 15 of Article II of the Bylaws of the Company, entitled "Notice of Nominations for Election to the Board of Directors" and “Additional Requirements for Valid Nomination of Candidates to Serve as Director, and If Elected, to Be Seated as Directors,” respectively, set out a detailed procedure for stockholder proposed candidates and this procedure will be followed by the Company. See also “Other Matters—Important Dates for 2027 Annual Meeting” below.

Corporate Governance
ProFrac Holdings Directors
Pursuant to that certain Master Transaction Agreement, dated February 2, 2022, between the Company and ProFrac Holdings, LLC (“ProFrac Holdings”), and that certain Securities Purchase Agreement, dated February 16, 2022 (the “SPA”), between the Company and ProFrac Holdings, ProFrac Holdings was granted the right to designate up to four designees to serve on the Board. Pursuant to this right, Mr. Wilks was nominated and elected to serve on the Board at the Company’s 2022 Annual Meeting of shareholders, Mr. Farber was appointed to the Board on October 11, 2022 and Ms. Hill and Mr. McDonald were nominated to serve on the Board if elected at the Meeting. The SPA provides that at least three of the four directors that may be appointed by ProFrac Holdings (the “ProFrac Holdings Directors”) are required to be independent (as defined under applicable NYSE listing standards) and eligible and qualified to serve on the Audit Committee and the Compensation Committee (such eligibility determined in accordance with the rules and regulations of the SEC and the applicable NYSE listing standards).
In addition, the SPA further provides that until such time as ProFrac Holdings and its affiliates hold less than 40% of the shares of common stock outstanding as of the closing date of the SPA, the Board will (i) replace any vacancy created by the departure of a ProFrac Holdings Director with a nominee of ProFrac Holdings and (ii) ensure that the chairperson of the Governance Committee is a ProFrac Holdings Director, subject to the rules and requirements of the NYSE. Any time that ProFrac Holdings and its affiliates hold (i) less than 40%, but at least 30%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) three directors, (ii) less than 30%, but at least 20%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) two directors, and (iii) less than 20%, but at least 10%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) one director. In the event that ProFrac Holdings and its affiliates hold less than 10% of the shares of common stock outstanding, ProFrac Holdings will not have the right to designate or replace due to vacancy any directors; provided, however, that if ProFrac Holdings holds less than 10%, but greater than 5%, of the shares of common stock outstanding, ProFrac Holdings may designate one individual to be an observer of the Board on usual and customary terms.
See “— Certain Relationships and Related Party Transactions” and the table and related footnotes presented in “Security Ownership of Certain Beneficial Owners, Executive Officers and Directors” for additional information.
Risk Management
The Board has an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s operations, liquidity and associated risks. The Risk Committee is tasked with oversight of the general risk, including cybersecurity risk, and sustainability programs of the Company. The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation programs, the Audit Committee oversees the management of financial risks and SEC reporting, and the Governance Committee manages risks associated with director independence and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed through committee reports.

Corporate Governance
Board Committees
Our Board currently has four standing committees, each of which has specific responsibilities as described below. As noted above under “— Committee Charters,” each committee has a charter, which is available on our website under the “Investor Relations” section of our website at https://ir.flotekind.com/board-committees.

Audit Committee	Chair: Lisa Mayr
Members: Evan R. Farber, Michael J. Fucci
Meetings in 2025: 5
PRIMARY RESPONSIBILITIES
•Overseeing the integrity of the Company’s financial statements, financial reporting processes and internal controls
•Overseeing the Company’s compliance with certain legal and regulatory requirements, including U.S. securities laws
•Overseeing the qualifications and independence of the Company’s registered public accounting firm
•Overseeing the performance of the Company’s registered public accounting firm and the Company’s internal audit function
•Overseeing the assessment and management of financial risk

INDEPENDENCE
•Board has determined that each member of the Audit Committee is an “independent director” as defined by the NYSE rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)
•Board has determined that each member of the Audit Committee is “financially literate” as required by the NYSE rules
•Board has determined that Ms. Mayr and Mr. Fucci each qualify as an “audit committee financial expert” as defined under rules and regulations of the SEC

Corporate Governance

Corporate Governance & Nominating Committee	Chair: Evan R. Farber
Members: Michael J. Fucci, Lisa Mayr
Meetings in 2025: 3
PRIMARY RESPONSIBILITIES
•Assisting the Board in fulfilling its responsibility in identifying individuals qualified to become Board members
•Recommending to the Board director nominees for annual meetings of stockholders and for vacancies occurring between annual meetings
•Recommending corporate governance guidelines and other matters of corporate governance to the Board
•Recommending to the Board the directors for each committee
•Overseeing the evaluation of the Board and management

INDEPENDENCE
•Board has determined that each of the members of the Governance Committee is an “independent director” as defined by the NYSE rules

Compensation Committee	Chair: Michael J. Fucci
Members: Evan R. Farber, Lisa Mayr
Meetings in 2025: 7
PRIMARY RESPONSIBILITIES
•Overseeing the compensation of the Company’s Chief Executive Officer and other executive officers of the Company
•Overseeing the Company’s compensation plans, policies and procedures relating to the Chief Executive Officer and other executive officers of the Company
•Assisting with Board oversight of the Company’s strategies relating to human capital management

INDEPENDENCE
•Board has determined that each of the members of the Compensation Committee is an “independent director” for purposes of serving on the Compensation Committee under applicable NYSE rules

Corporate Governance

Risk & Sustainability Committee	Chair: Michael J. Fucci
Members: Evan R. Farber, Lisa Mayr
Meetings in 2025: 3
PRIMARY RESPONSIBILITIES
•Oversight of strategic, financial, credit, market, liquidity, cyber security, property, information technology, legal, regulatory, and other risks of the Company, in conjunction with other committees of the Board where applicable
•Oversight of the division of risk-related responsibilities between the Board, the standing committees of the Board, and management
•Approval of the Company’s risk management framework and reporting
•Approval of the Company’s sustainability programs

The charters adopted for the Audit Committee, Compensation Committee, Governance Committee and Risk Committee are available on our website under the “Investor Relations” section of our website at https://ir.flotekind.com/board-committees. These charters describe each committee’s resources, responsibilities and authority in greater detail.
Director Independence
The NYSE, SEC and our Corporate Governance Guidelines require that a majority of our directors, and that all of the members of our Audit Committee, Compensation Committee and Governance Committee, are independent, using the criteria established by the NYSE and the SEC. The Board makes a determination annually about the independence of each director. The Board has determined that all nominees other than Mr. Wilks and Dr. Ezell are independent using the criteria established by the NYSE and the SEC.
Executive Sessions
To facilitate candid discussion among the directors, our independent directors regularly meet in executive session in conjunction with regular Board meetings or as otherwise determined to be necessary. Mr. Agadi, our Non-Executive Chairman of the Board, presides over these meetings.
Meetings and Director Attendance
During 2025, the Board met eight times, the Audit Committee met five times, the Compensation Committee met seven times, the Governance Committee met three times and the Risk Committee met three times. All directors attended at least 75% of the Board meetings and the meetings of committees of which they were a member. The Company does not have a formal policy requiring members of the Board to attend the annual meeting of shareholders. At last year’s meeting, except for Dr. Ezell, each of the other members of the Board attended the meeting via video conference.
Certain Relationships and Related Party Transactions
Flotek does not engage in transactions or relationships involving a related person which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the SEC unless approved through the proper procedures. Such transaction or relationship requires the approval of the Audit

Corporate Governance
Committee of the Board under the Related Party Transactions Policy, adopted by the Audit Committee of the Board in 2025. Previously, any such transaction required the approval of a committee composed of independent directors of the Board delegated with the responsibility to assess such transaction.
On February 2, 2022, Flotek entered into a Private Investment in Public Equity transaction (the “PIPE Transaction”) with a consortium of investors to secure growth capital for the Company. Pursuant to the PIPE Transaction, Flotek issued $21.2 million in aggregate initial principal amount of convertible notes payable for net cash proceeds of approximately $20.1 million (the “Convertible Notes”). ProFrac Holdings and certain funds associated with David Nierenberg, a former member of the Board who resigned effective May 24, 2024, were among the consortium of investors who participated in the PIPE Transaction and were issued $10.0 million and $3.0 million, respectively, in aggregate initial principal amount of Convertible Notes in exchange for cash. The PIPE Transaction and the participation by the funds related to Mr. Nierenberg, who was a member of our Board at the time of the transaction, were reviewed and approved in advance by disinterested directors on the Board during deliberations at which Mr. Nierenberg was not present and did not take part. Mr. Wilks was not on our Board and ProFrac Holdings and its affiliates were not the beneficial owner of more than 5% of our common stock at the time of this transaction.
On March 21, 2022, the portion of the Convertible Notes held by funds related to Mr. Nierenberg were converted at the holder’s option into shares of common stock. Upon maturity on February 2, 2023, the remaining Convertible Notes held by funds other than ProFrac Holdings were converted into shares of common stock and the Convertible Notes held by ProFrac Holdings were converted into 2,113,880 warrants (the “February 2023 Warrants”). On September 6, 2023, the February 2023 Warrants issued upon conversion of the Convertible Notes were exercised by ProFrac Holdings and the Company issued 2,113,880 shares of common stock.
On February 2, 2022, the Company entered into a long-term supply agreement (the “Initial ProFrac Agreement” or as amended from time-to-time, the “ProFrac Agreement”) with ProFrac Services, LLC (“ProFrac Services”), an affiliate of ProFrac Holdings, in exchange for $10.0 million in aggregate principal amount of contract consideration convertible notes payable (the “Contract Consideration Convertible Notes”), under the same terms as the Convertible Notes issued in the PIPE Transaction described above. Upon maturity on February 2, 2023, the Contract Consideration Convertible Notes were converted into 2,113,881 February 2023 Warrants. On September 6, 2023, ProFrac Holdings exercised the February 2023 Warrants issued upon the conversion of the Contract Consideration Convertible Notes and the Company issued 2,113,881 shares of common stock.
Under the Initial ProFrac Agreement, ProFrac Services is obligated to order chemicals from the Company at least equal to the greater of (a) the chemicals required for 33% of ProFrac Services’ hydraulic fracturing fleets and (b) a baseline measured by the first ten hydraulic fracturing fleets deployed by ProFrac Services during the term of the Initial ProFrac Agreement. If the minimum volumes are not achieved in any given year, ProFrac Services shall pay to the Company, as liquidated damages an amount equal to twenty-five percent (25%) of the difference between (i) the aggregate purchase price of the quantity of products comprising the minimum purchase obligation and (ii) the actual purchased volume during such calendar year (the “Contract Shortfall Fee”).
On May 17, 2022, the Company entered into an amendment to the Initial ProFrac Agreement (the “1st Amendment to ProFrac Agreement”) upon issuance of $50.0 million in aggregate principal amount of amended contract consideration convertible notes (the “Amended Contract Consideration Convertible

Corporate Governance
Notes”) to ProFrac Holdings. The Amended Contract Consideration Convertible Notes had the same terms as the Convertible Notes issued in the PIPE Transaction described above. Upon maturity on May 17, 2023, the Amended Contract Consideration Convertible Notes were converted into shares of common stock. Mr. Wilks was not on our Board at the time the 1st Amendment to ProFrac Agreement was executed.
The 1st Amendment to ProFrac Agreement amended the Initial ProFrac Agreement to (a) increase ProFrac Services’ minimum purchase obligation for each year to the greater of 70% of ProFrac Services, LLC’s requirements and a baseline measured by ProFrac Services’ first 30 hydraulic fracturing fleets, and (b) increase the term to 10 years.
On February 2, 2023, the Company entered into a second amendment to the ProFrac Agreement (the “2nd Amendment to ProFrac Agreement”) effective as of January 1, 2023. The 2nd Amendment to ProFrac Agreement amended the ProFrac Agreement to: (1) provide a ramp-up period from January 1, 2023 to May 31, 2023 for ProFrac Services to increase the number of active hydraulic fracturing fleets to 30 fleets, (2) waive any Contract Shortfall Fee payment relating to any potential order shortfall prior to January 1, 2023, (3) add additional fees to certain products, and (4) provide margin increases based on margins with non-ProFrac Services customers. Entry into the 2nd Amendment to ProFrac Agreement was reviewed and approved in advance by disinterested directors on the Board during deliberations at which Mr. Wilks was not present and did not take part.
On June 21, 2022, ProFrac Holdings II, LLC (“ProFrac Holdings II”), an affiliate of ProFrac Holdings, paid $19.5 million for prefunded warrants of the Company (the “PreFunded Warrants”). The PreFunded Warrants permit ProFrac Holdings II to purchase 2,184,140 shares of common stock at an exercise price equal to $0.0001 per share, subject to a $4.5 million exercise fee. The issuance of the PreFunded Warrants to ProFrac Holdings II was reviewed and approved in advance by disinterested directors on the Board during deliberations at which Mr. Wilks was not present and did not take part.
ProFrac Holdings II and its affiliates may not receive any voting or consent rights in respect of the PreFunded Warrants or the underlying shares unless and until ProFrac Holdings II has paid an additional $4.5 million to the Company; provided, however, that ProFrac Holdings II may exercise the PreFunded Warrants immediately prior to the sale of the shares of common stock subject to such exercise to a non-affiliate of ProFrac Holdings II. As of March 26, 2025, the PreFunded Warrants had not been exercised.
During the years ended December 31, 2025 and 2024, the Company’s revenues from ProFrac Services were $146.8 million and $115.8 million, respectively. During the years ended December 31, 2025 and 2024, minimum purchase requirements were not met and, as a result, related party revenues included Contract Shortfall Fees of $27.4 million and $32.4 million, respectively. Cost of sales attributable to these revenues were $71.7 million and $80.4 million, respectively, for the years ended December 31, 2025 and 2024. As of December 31, 2025 and 2024, our accounts receivable from ProFrac Services was $64.2 million and $52.4 million, respectively.
On April 28, 2025, the Company entered into a series of transactions in connection with an Asset Purchase Agreement (the “Purchase Agreement”), with ProFrac GDM, LLC (“ProFrac GDM”), an indirect subsidiary of ProFrac Holding Corp. (“ProFrac”), and various subsidiaries of ProFrac, pursuant to which, among other things, the Company acquired certain mobile power generation assets, comprised of twenty-two operating units and eight units under construction, certain inventory and related intellectual property (the “Acquired Assets”). Concurrently, the Leased Equipment (as defined below) was leased back to

Corporate Governance
ProFrac GDM pursuant to an Agreement for Equipment Rental, dated as of April 28, 2025 (the “Lease Agreement”), between PWRtek, LLC (“PWRtek”), a wholly-owned subsidiary of the Company, and ProFrac GDM (collectively, the “PWRtek Transactions”).
Pursuant to the terms of the Lease Agreement, ProFrac GDM agreed to lease from PWRtek, for a period of six years, twenty-two operating mobile power generation assets, comprised of fourteen digitally enhanced mobile natural gas power generation filtration units and eight gas distribution units and eight additional units, comprised of seven gas distribution units and one mobile natural gas power generation filtration unit, that were under construction (collectively, the “Leased Equipment”) as of April 28, 2025. The Lease Agreement provides for fixed rental rates for the Leased Equipment during the first five years of the Lease Agreement and then prevailing market rates during the sixth year. The Lease Agreement does not include a purchase option for the purchase of the Leased Equipment at the end of the Lease Agreement term. The Company recorded revenue from the Lease Agreement of $16.2 million for the year ended December 31, 2025.
Total consideration paid by the Company in connection with the PWRtek Transactions was $107.5 million, which consisted of the following: (1) an offset of $17.6 million against the Company’s accrued 2024 Contract Shortfall Fees, which was the consideration for the acquisition of the Acquired Assets, (2) a warrant (the “April 2025 Warrant”) to purchase 6,000,000 shares of the Company’s common stock, (3) a secured promissory note, issued by PWRtek in the initial principal amount of $40 million (the “PWRtek Note”), and (4) a $7.2 million offset against the 2025 Contract Shortfall Fee amount (the “OSP Offset”) due under the ProFrac Agreement.
The April 2025 Warrant has a seven-year term and can be exercised on a cashless basis for nominal consideration at any time following the date on which the Company’s stockholders have approved the issuance of the shares of the Company’s common stock underlying the April 2025 Warrant. On July 9, 2025, the Company held a special stockholders meeting where the Company’s stockholders approved the issuance of the 6,000,000 shares of the Company’s common stock underlying the April 2025 Warrant. On March 13, 2026, ProFrac GDM exercised the April 2025 Warrant and was issued 6,000,000 shares of the Company’s common stock.
The PWRtek Note provides for a five-year term and is subject to a 10% annual interest rate, payable quarterly in cash or in-kind (i.e., added to the principal balance quarterly) at PWRtek’s option. The principal becomes due at the end of the five-year term on April 28, 2030. PWRtek’s obligations under the PWRtek Note are secured by a first priority lien on the Acquired Assets, including the Leased Equipment, as well as certain other after-acquired property of PWRtek. The obligations under the PWRtek Note have been guaranteed by the Company. As of December 31, 2025, the amounts outstanding under the PWRtek Note was $39.6 million.
The PWRtek Transactions were approved by a special committee of the Board consisting solely of independent directors. Prior to the approval of the PWRtek Transactions, Lazard Freres & Co. LLC, the special committee’s independent financial advisor provided a fairness opinion to the special committee which determined that the proposed PWRtek Transactions were fair, from a financial point of view, to the Company.
On November 7, 2025, the Company entered into a series of agreements with ProFrac GDM in connection with the assignment (the “Note Assignment”) of the PWRtek Note by ProFrac GDM to PC Energy Credit I LLC, an affiliate of Mr. Dan Wilks and Mr. Farris Wilks (the founders and principal

Corporate Governance
stockholders of ProFrac) and entities owned by or affiliated with them and a related party to Profrac. In connection with the Note Assignment, (1) the Company and ProFrac GDM entered into that certain Consent, Acknowledgement and Amendment to Senior Secured Note Documents, dated as of November 7, 2025, (2) ProFrac and ProFrac GDM entered into that certain Guaranty, dated as of November 7, 2025), and (3) the Company and ProFrac GDM entered into that certain Amendment No. 1 to Agreement for Equipment Rental, dated as of November 7, 2025 (collectively, the “Assignment Documents”).
Pursuant to the Assignment Documents, in consideration for the Company’s consent to the Note Assignment, the parties involved agreed to various amendments which include, among other things, (a) the provision of a guaranty by ProFrac of all of ProFrac GDM’s obligations under the Lease Agreement, (b) the elimination of all make-whole amounts and prepayment premiums applicable to the PWRtek Note, providing the Company with the unrestricted ability to prepay the PWRtek Note without premiums or penalties, (c) the removal of a “Material Adverse Effect” event of default under the PWRtek Note relating to the Company, and (d) the removal of restrictions included in the PWRtek Note on PWRTEK’s ability to make distributions (as well as the corresponding removal of restrictions included in the Lease Agreement on ProFrac GDM’s ability to make distributions). In addition, in order to facilitate the Note Assignment, the parties further agreed to the removal of the mutual rights to offset Contract Shortfall Fees that are payable under the ProFrac Agreement and the Company’s right to offset amounts due pursuant to the Lease Agreement against the principal of the PWRtek Note.
The transactions contemplated by the Assignment Documents were approved by a special committee of the Board consisting solely of independent directors.
On March 12, 2026, the Company and ProFrac entered into an agreement (as amended, the “OSP Agreement”) regarding the settlement of 2025 Contract Shortfall Fees payable to the Company under the ProFrac Agreement for the measurement period of January 1, 2025 to December 31, 2025. The OSP Agreement provides for the payment of an aggregate of $19.7 million (which amount represents $27.4 million of 2025 Contract Shortfall Fees, net of the OSP Offset and other minor adjustments) of consideration to the Company as follows: $7.2 million to be paid in cash and $12.5 million to be satisfied through an equipment construction and rental credit (the “Equipment Credit”). Under the OSP Agreement, the Company has committed to purchase and/or rent $12.5 million of equipment from ProFrac with the costs of such equipment to be offset by the Equipment Credit and any unused amounts at the end of 2026 to be available for use in 2027 until the full credit is utilized. The transactions contemplated by the OSP Agreement were approved by the Audit Committee of the Board.
See “Corporate Governance — ProFrac Holdings Directors” above and the table and related footnotes presented in “Item 1: Election of Directors – Security Ownership of Certain Beneficial Owners, Executive Officers and Directors” below for additional information, including information on ProFrac Holdings or its affiliates ownership interest in our Company’s common stock.

Item 1: Election of Directors
ITEM 1: ELECTION OF DIRECTORS

Our Board is not divided into classes, so all director positions are up for election every year. The Board has nominated the following candidates for director:

Name	Board Member Since	Primary Occupation	Age
Harsha V. Agadi	2020	Chief Executive Officer, Conduent Incorporated	63
Ryan G. Ezell	2023	Chief Executive Officer, Flotek Industries, Inc.	47
Evan R. Farber	2022	General Counsel, The Cranemere Group	53
Michael J. Fucci	2020	Director, Acadia Healthcare Company, Inc.	67
Katie Hill	N/A	Former Chief Operating Officer, Vital Energy	39
Kevin McDonald	N/A	Founding Partner, Werner Ayers & McDonald LLP	59
Matthew D. Wilks	2022	Executive Chairman and President, ProFrac Holding Corp.	43
In recommending this slate of candidates, the Board and the Governance Committee have taken into account the nominees’ experience, their expertise, their ethics and standards, and the diversity of views that this slate of candidates represents. A description of the candidates’ individual qualifications is below.
Each nominee has indicated approval of his or her nomination, and his or her willingness to serve if elected. If any nominee for election becomes unable to serve before the Meeting (which we do not expect), the persons named as proxies may vote for a substitute nominee or nominees, as may be designated by the Board prior to the Meeting.
Vote Required
Each of the seven director nominees in this Item 1 will be elected by a majority of the votes cast with respect to the nominee so long as the number of nominees for election equals the number of directors to be elected. A majority of votes cast means that the number of votes “for” a nominee’s election must exceed 50% of the votes cast “for” or “against” with respect to that nominee’s election, excluding abstentions. Broker non-votes will not count as votes cast with respect to that nominee’s election.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN ITEM 1.

Item 1: Election of Directors
Director Nominees
Five of the seven nominees for director are incumbents that are up for reelection and the remaining two nominees for director are up for election for the first time. Highlights of their respective backgrounds and service on the Board to date, as applicable, are described below:

Harsha V. Agadi	Age: 63
Director Since: July 2020

EXPERIENCE
•CEO of Conduent Incorporated (January 2026 to present) NASDAQ: CNDT*
•Board member (May 2025 to present) and Chairman of the Board (May 2025 to January 2026) of Conduent Incorporated NASDAQ: CNDT
•Chairman and CEO of GHS Holdings, L.L.C. (2000 to present)*
•Interim CEO of Flotek Industries, Inc. (January 2023 to June 2023)
•Board member (August 2010 to May 2021) and former President and CEO (August 2015 to May 2020) of Crawford & Company NYSE: CRD-A
•Board member (March 2022 to present) of myKaarma*
•Board member (May 2022 to present) of GLD Shop*
•Former Board member of Diversified Foodservice Supply, Inc.
•Former Chairman of Quiznos, LLC
•Former Chairman, The Krystal Company
•Former Chairman and CEO of Friendly’s Ice Cream, LLC
•Former President and CEO of Church’s Chicken
PHILANTHROPY & PUBLIC SERVICE
•Chairman and Managing Trustee, GHS Charitable Foundation, Inc.*
•Chairman and Managing Trustee SKSVMA Charitable Trust*
•Board Member Emeritus of Fuqua School of Business, Duke University*
•Member of the Board of Trustees of Babson College*
•Member of the Board of Governors at the International Tennis Hall of Fame (ITHF)*

EDUCATION
•Master of Business Administration, Fuqua School of Business at Duke University
•Bachelor of Commerce, University of Mumbai
BOARD ROLES
•Non-Executive Chairman of the Board (June 2023 to present)*
•Member and Chairman of the Compensation Committee (July 2020 to January 2023)
•Member of the Audit Committee and Audit Committee Financial Expert (June 2021 to January 2023)
•Member of the Risk and Sustainability Committee (June 2021 to June 2023)
•Independent Director (July 2020 to January 2023, June 2023 to present)*

*Current Role

Item 1: Election of Directors
Mr. Agadi’s extensive experience serving on company boards, having served as a director of three public companies in addition to Flotek as well as several private companies, demonstrate his expertise in corporate governance. Furthermore, Mr. Agadi’s distinguished career, including multiple chief executive officer roles, underscores his strong leadership capabilities. Mr. Agadi also possesses valuable international experience, having built several successful global brands throughout his highly accomplished career. We believe Mr. Agadi’s combination of expertise in corporate governance, executive leadership and international business makes him a valuable member of our Board.

Ryan G. Ezell	Age: 47
Director Since: June 2023

EXPERIENCE
•Chief Executive Officer of Flotek Industries, Inc. (June 2023 to present)*
•Chief Operating Officer of Flotek Industries, Inc. (March 2022 to June 2023)
•Various increasing roles of responsibility at Flotek industries including, President of Chemistry Technologies, SVP, Operations, VP, Operations (August 2019 to March 2022)
•Various global leadership roles at Halliburton, most recently serving as Vice President of Baroid Drilling Fluids (May 2006 to July 2019)
•Published scientist
•Author on more than 26 patents
•Member of the American Association of Drilling Engineers, American Chemical Society, Society of Petroleum Engineers, National Association of Corporate Directors, Sustainability Accounting Standards Board, Vistage Advisory Board
PHILANTHROPY & PUBLIC SERVICE
•Energy Workforce and Technology Council Advisory Board*
•Neuhaus Education Center Advisory Board*
•Volunteer at Houston Food Bank, Habitat for Humanity, Star of Hope Mission, Fellowship of Montgomery
•Volunteer Coach i9 Sports, Montgomery Little League
EDUCATION •Ph.D. in Polymer Science, the University of Southern Mississippi •Bachelor of Science in Chemistry, Millsaps College BOARD ROLES •Member of the Board (June 2023 to present)*
*Current Role
With his background as a published scientist, extensive patent portfolio and over two decades of energy industry experience, Dr. Ezell brings a wealth of expertise and knowledge to the Board. His international

Item 1: Election of Directors
experience further broadens his perspective and provides valuable insight for the Company’s international operations. Dr. Ezell’s strategic and operational understanding of the chemistry and data analytics fields provides our Board with a unique perspective on the opportunities and challenges we face. Dr. Ezell has also demonstrated exceptional leadership skills in helping return the Company to profitability. We believe Dr. Ezell’s unique knowledge of our Company, industry and international expertise and exceptional leadership skills make him a valuable asset to our Board.

Evan R. Farber	Age: 53
Director Since: October 2022

EXPERIENCE
•General Counsel of The Cranemere Group, an industrial holding company (March 2019 to present)*
•Acting General Counsel of NorthStar Anesthesia, an operating company of The Cranemere Group (July 2018 to March 2019)
•Chief Legal Officer (September 2015 to April 2018), General Counsel (October 2007 to September 2015) of The Advisory Board Company NASDAQ: ABCO
•Partner at Hogan & Hartson LLP (now Hogan Lovells US LLP)
PHILANTHROPY & PUBLIC SERVICE
•Emeritus Board of the Children’s Law Center*
•Board of Trustees of Concord Hill School

EDUCATION
•Juris Doctorate, The George Washington University Law School
•Bachelor of Arts from State University of New York at Binghamton
BOARD ROLES
•Member and Chair of the Corporate Governance and Nominating Committee (October 2022 to present)*
•Member of the Audit Committee (June 2023 to present)*
•Member of the Risk and Sustainability Committee (June 2023 to present)*
•Member of the Compensation Committee (October 2022 to June 2023, June 2024 to present)*
•Independent Director (October 2022 to present)*

*Current Role
Mr. Farber has extensive senior executive experience, including at a public company. Mr. Farber brings valuable expertise to our Board relating to transformational change, corporate governance and risk management. We believe the combination of executive leadership and legal expertise makes Mr. Farber a valuable asset to our Board. Mr. Farber was appointed to our Board pursuant to certain contractual rights discussed more fully under “Corporate Governance — ProFrac Holdings Directors.”

Item 1: Election of Directors

Michael J. Fucci	Age: 67
Director Since: November 2020

EXPERIENCE
•Director, Conduent Incorporated (October 2025 to present) NASDAQ: CNDT*
•Director, Acadia Healthcare Company, Inc. (October 2020 to present) NASDAQ: ACHC*
•Executive Chairman (March 2015 to June 2019), Chairman Emeritus (June 2019 to October 2020) of Deloitte U.S. LLP
•Member of the Global Board of Deloitte
•Chief Operating Officer of Deloitte Consulting (2009 to 2015)
PHILANTHROPY & PUBLIC SERVICE
•Supporter of Montclair State University Business School*
•Involved in various community educational initiatives*

EDUCATION
•Bachelor of Science in Mathematics, Montclair State University
BOARD ROLES
•Member and Chairman of the Risk and Sustainability Committee (June 2021 to present)*
•Member of the Compensation Committee (June 2021-present); Chairman (June 2023 to present)*
•Member of the Audit Committee (June 2024 to present)*
•Member of the Corporate Governance and Nominating Committee (June 2024 to present)*
•Independent Director (November 2020 to present)*
•Audit Committee Financial Expert (March 2025 to present)*

*Current Role
Mr. Fucci's extensive experience spanning over four decades as a senior leader and practitioner at Deloitte U.S. LLP underscore his remarkable multinational leadership capabilities. Mr. Fucci’s unique perspective on human resource transformation, corporate talent strategies and risk mitigation adds a valuable dimension to our Board’s expertise. We believe that Mr. Fucci’s extensive operational and corporate governance experience both in the United States and globally provide a unique perspective to our Board.

Item 1: Election of Directors

Katie Hill	Age: 39

EXPERIENCE
•Chief Operating Officer (November 2023 to December 2025), Vice President of Operations (September 2022 to October 2023) of Vital Energy
•Senior Vice President of Operations of Javelin Energy, a Crescent Energy Operating Subsidiary (May 2020 to August 2022)
•Various increasing roles of responsibility at Chesapeake Energy, including Production Manager, Planning Manager, and Engineering leadership roles across Eagle Ford, Midcontinent, and Utica assets (May 2012 to May 2020)
•Various technical and operational engineering roles at BP, spanning Deep Water upstream and Onshore midstream assets (May 2008 to December 2010)
PHILANTHROPY & PUBLIC SERVICE
•Board Member, Helen's Project*
•Junior League Dallas, Finance Committee
•Women Energy Network, Mentor
•University of Michigan Hail Alumni Program, Mentor
EDUCATION •Masters of Science in Engineering, University of Michigan •Bachelor of Science in Engineering, University of Michigan BOARD ROLES •Director nominee
*Current Role
Ms. Hill is an accomplished leader with more than 15 years’ experience in the energy sector and more specifically in both technical and operation roles. As an accomplished engineer, she has held operational as well as leadership roles in several energy companies spanning US land operations, deep water upstream and onshore midstream assets. As Senior Vice President and Chief Operating Officer of Vital Energy she oversaw both the governance as well as day to day operations. We believe that Ms. Hill’s extensive operational and leadership experience provides a unique and practical application to our Board.

Item 1: Election of Directors

Kevin McDonald	Age: 59

EXPERIENCE
•Founding Partner, Werner Ayers & McDonald LLP (November 2023 to present)*
•Executive Vice President, Chief Administrative Officer, General Counsel & Secretary of NexTier Oilfield Solutions Inc. (NYSE: NEX) (2019 to September 2023), and prior thereto Executive Vice President, General Counsel & Secretary of Keane Group, Inc. (NYSE: FRAC) (2016 to 2019), including advising through Keane’s 2017 initial public offering, the 2019 merger of equals with C&J Energy Services forming NexTier, and the 2023 merger with Patterson-UTI Energy
•Global Chief Compliance Counsel reporting to the Audit Committee of the Board of Directors, and senior roles in corporate governance, disclosure and government relations, Marathon Oil Corporation (NYSE: MRO)
•Executive officer with responsibility for legal, compliance and government and public affairs, Cooper Industries, Ltd. (NYSE: CBE), subsequently acquired by Eaton Corporation
•Senior legal roles at Anadarko Petroleum Corporation (NYSE: APC), subsequently acquired by Occidental Petroleum Corporation, and Valero Energy Corporation (NYSE: VLO)

PHILANTHROPY & PUBLIC SERVICE
•Chair (2023) and Member, Board of Trustees, Texas A&M University 12th Man Foundation (2018 to 2024)
•Director, Arms of Hope
•Trustee, Houston Christian High School
EDUCATION •J.D., University of Texas School of Law •B.S. in Agricultural Economics, magna cum laude, Texas A&M University BOARD ROLES •Director nominee
*Current Role
Mr. McDonald brings to the Board extensive experience across the energy value chain, having spent most of his career in senior executive and legal leadership roles spanning oilfield services, upstream exploration and production, downstream refining and marketing, and energy-related industrial manufacturing. Over the course of his career, he has worked closely with executive leadership teams and boards of directors on matters involving corporate strategy, commercial operations, risk management, capital allocation and mergers and acquisitions. His tenure as a senior executive of a NYSE-listed oilfield

Item 1: Election of Directors
services company — serving as a Named Executive Officer through Keane’s 2017 initial public offering, the 2019 merger of equals forming NexTier Oilfield Solutions, and the 2023 merger with Patterson-UTI Energy — provided deep involvement in corporate strategy, M&A execution, investor engagement and operational decision-making for a company that grew to approximately $3.7 billion in annual revenue. We believe Mr. McDonald’s combination of energy industry experience, public company executive leadership, transactional expertise, and corporate governance background make him a valuable member of our Board.

Matthew D. Wilks	Age: 43
Director Since: June 2022

Matt D. Wilks has served as the Executive Chairman of the Board of Directors for ProFrac Holding Corp. since August 2021. Mr. Wilks has been the President of ProFrac since October 2018 and previously served as the Chief Financial Officer from May 2017 to August 2021. Mr. Wilks also serves as Vice President of Investments for Wilks Brothers since January 2012. From 2010 to 2012, Mr. Wilks served as Vice President of Logistics for FTSI.
Additionally, Mr. Wilks served as a member of the Board of Directors of Approach Resources, Inc. (NASDAQ: “AREX"), an upstream oil and gas company focused on the exploration, development and production of unconventional oil and gas resources in the United States, from January 2017 to November 2019.

As the Executive Chairman of ProFrac Holdings Corp., a technology-focused, vertically integrated energy services company, Mr. Wilks has developed extensive industry knowledge and valuable executive experience. We believe Mr. Wilks energy industry background and executive leadership skills allow our Board to better navigate the complexities of the energy industry and enhance our strategic decision-making. Mr. Wilks was appointed to our Board pursuant to certain contractual rights discussed more fully under “Corporate Governance — ProFrac Holdings Directors.”
The above biographical and other information for the seven director nominees is as of March 26, 2026.
The Board is committed to ensuring that the composition of the Board reflects the appropriate level of diverse viewpoints, taking into account experience, background, perspective, gender and ethnicity.

Item 1: Election of Directors
Director Compensation
Board members receive an annual retainer of $52,000 and additional retainers for serving as a chair or member of a Board committee. Effective May 15, 2026, Board member annual retainers will increase to $65,000. Directors may elect to receive their annual retainer in stock of the Company in lieu of cash. The Audit Committee chair receives an annual retainer of $32,000 and Audit Committee members receive an annual retainer of $8,000. The Compensation Committee chair receives an annual retainer of $20,000 and Compensation Committee members receive an annual retainer of $8,000. The Governance Committee chair receives an annual retainer of $16,000 and Governance Committee members receive an annual retainer of $4,000. The Risk Committee chair receives an annual retainer of $16,000 and Risk Committee members receive an annual retainer of $4,000. The Non-Executive Chairman receives an annual retainer of $80,000. From time-to-time, the Board may form a special committee for a particular purpose and service on that special committee can generate additional director fees. Directors do not receive fees for attending Board or standing committee meetings.
The members of the Board also receive an annual grant of restricted stock awards equal to a market value of $100,000 based upon the fair market value of the Company’s common stock on the grant date. The restricted stock awards vest on the one-year anniversary of the grant date or on the date of the annual meeting of shareholders following the grant, whichever is earlier, so long as the next annual meeting occurs at least fifty (50) weeks after the grant date.
We do not expect to pay our directors who are also our officers, such as Dr. Ezell, any additional amounts for their service to us in their capacities as directors. Accordingly, Dr. Ezell did not receive any additional compensation for his service as a member of the Board. Dr. Ezell’s compensation is reported below in “Item 2. Advisory Vote on Named Executive Officer Compensation – Summary Compensation Table.”
Mr. Wilks did not receive any compensation for his service as a member of the Board in 2025.
The following table presents the total compensation for each person who served as a non-employee member of the Board during 2025:

Name	Fees earned or paid in cash(1)	Stock awards(2)(3)	Non-equity incentive plan compensation	All other compensation	Total
Harsha V. Agadi	$160,333	$100,000	$—	$—	$260,333
Evan R. Farber	$103,000	$100,000	$—	$—	$203,000
Michael J. Fucci	$115,000	$100,000	$—	$—	$215,000
Lisa Mayr	$115,000	$100,000	$—	$—	$215,000
Matthew D. Wilks	$—	$—	$—	$—	$—
(1)For each of Mr. Agadi, Mr. Farber, Mr. Fucci and Ms. Mayr these amounts reflect annual cash Board retainer fees, committee chair fees and committee membership fees, as applicable.
(2)These amounts reflect the aggregate grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (ASC 718), of awards pursuant to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan. Assumptions used in the calculation of these amounts are included in “Note 14 — Stock-Based Compensation and Other Benefit Plans” to the Consolidated Financial Statements included under “Item 8. Financial Statements and Supplementary Data” in the Company’s 2025 Form 10-K. Awards were not vested as of December 31, 2025, and vest on the one-year anniversary of the grant, or on the date of the annual meeting of shareholders following the grant, whichever is earlier, so long as the next annual meeting occurs at least fifty (50) weeks after the grant date.
(3)As of December 31, 2025, Mr. Agadi had 6,394 stock awards outstanding, Mr. Farber had 6,394 stock awards outstanding, Mr. Fucci had 6,394 stock awards outstanding, Ms. Mayr had 6,394 stock awards outstanding, and Mr. Wilks had no stock awards outstanding.

Item 1: Election of Directors
Security Ownership of Certain Beneficial Owners,
Executive Officers and Directors
The following table provides the beneficial ownership of common stock as of March 20, 2026 for (i) each named executive officer set forth in the Summary Compensation Table below, (ii) each of the Company’s directors and nominees, (iii) all of the Company’s current executive officers and directors as a group, and (iv) each person known by the Company to be a beneficial owner of more than 5% of our outstanding common stock based solely on our review of the statement of beneficial ownership filed by these persons or entities with the SEC as of the date of such filing. “Beneficial Ownership” is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act. Beneficial ownership includes those shares of common stock held by someone who has investment and/or voting authority over such shares or has the right to acquire such shares within 60 days.

Name	Shares Beneficially Owned(1)	Percent of Class(2)
Executive Officers, Directors and Nominees
Harsha V. Agadi	222,682	*
Ryan G. Ezell	158,966	*
J. Bond Clement	92,489	*
Michael J. Fucci	83,144	*
Lisa Mayr	73,035	*
Evan R. Farber	60,895	*
Matthew D. Wilks (3)	217,792	*
Amy E. Blakeway (4)	7,573	*
Katie Hill	—	*
Kevin McDonald	—	*
All executive officers and directors as a group (8 persons)	916,576	2.4%
5% Beneficial Owners
ProFrac Holdings, LLC (5)	23,244,721	60.6%
* Less than 1%.
(1)Except as otherwise disclosed, the persons named in the table have sole voting and investment power of all shares of common stock which are beneficially owned by them. None of the current executive officers or directors have pledged shares.
(2)Based on 36,174,338 shares of common stock outstanding as of March 20, 2026. Total shares outstanding includes shares of restricted stock subject to forfeiture conditions.
(3)Information based upon the Form 4 filed with the SEC on May 16, 2025 by Mr. Wilks. Mr. Wilks as VP - Investments of THRC Holdings, LP, may be deemed to exercise voting and investment power over 157,792 of these shares, which are directly owned by THRC Holdings, LP, a Texas limited partnership, and therefore Mr. Wilks may be deemed to beneficially own these shares. Mr. Wilks is the manager of JCMWZ, LLC, which holds 60,000 of these shares. Mr. Wilks disclaims beneficial ownership of these shares except to the extent of his respective pecuniary interest therein.
(4)Ms. Blakeway departed the Company on November 13, 2025.
(5)Information based upon the Schedule 13D/A filed with the SEC on May 29, 2025 (the “Schedule 13D/A”) by ProFrac Holding Corp., ProFrac Holdings, ProFrac Holdings II and ProFrac GDM (the “Reporting Persons”). Consists of (i) 2,184,140 shares of common stock issuable to ProFrac Holdings II upon exercise of the PreFunded Warrants issued to ProFrac Holdings II on June 21, 2022, (ii) 15,060,581 shares of common stock directly owned by ProFrac Holdings II and (iii) 6,000,000 shares of common stock directly owned by ProFrac GDM. ProFrac Holdings is a wholly owned, indirect subsidiary of ProFrac. ProFrac Holdings is the sole member of ProFrac Holdings II. ProFrac GDM is a wholly-owned, indirect subsidiary of ProFrac Holdings II. As a

Item 1: Election of Directors
result, each of ProFrac and ProFrac Holdings may be deemed to have shared voting and dispositive power over, and to share beneficial ownership of, the securities owned by each of ProFrac Holdings II and ProFrac GDM, and ProFrac Holdings II may be deemed to have shared voting and dispositive power over, and to share beneficial ownership of, the securities owned by ProFrac GDM. The address of the foregoing is 333 Shops Blvd., Suite 301, Willow Park, Texas 76087.

Item 2: Advisory Vote on Executive Compensation
ITEM 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our shareholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K and in accordance with the SEC’s rules. This proposal, which may be referred to as a “say-on-pay” proposal, is required by Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. We must provide this opportunity to our shareholders at least once every three years. The Board has determined to provide this opportunity on an annual basis.
Shareholders are urged to read “—Compensation Overview and Strategy” below, which discusses in detail how our compensation policies and procedures implement our compensation philosophy, and to refer to the related executive compensation tables. The compensation of our named executive officers is based on a philosophy that ties a substantial portion of an executive’s compensation to our attainment of financial and other performance measures that, our Board believes, promote the creation of long-term stockholder value and position our Company for long-term success. As described more fully in the “—Compensation Overview and Strategy,” the mix of fixed and performance-based compensation, as well as the terms of cash bonuses and long-term equity incentive awards are designed to enable our Company to attract and maintain top talent while, at the same time, creating a close relationship between our Company’s performance and overall shareholder return and the named executive officers’ compensation. Our Compensation Committee and Board believe that the philosophy of the program, and hence the compensation awarded to named executive officers under the current program, fulfill these objectives.
The Board is asking our shareholders to approve the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
In view of the foregoing, our shareholders will vote on the following resolution at the Meeting: “RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s Proxy Statement for the 2026 Annual Shareholders Meeting in accordance with the Securities and Exchange Commission’s compensation disclosure rules.”
Vote Required
Approval of Item 2 requires the affirmative vote of a majority of the total votes cast with respect to this item at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed

Item 2: Advisory Vote on Executive Compensation
the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this item.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Item 2: Advisory Vote on Executive Compensation
Compensation Overview and Strategy
Named Executive Officer Compensation
Our executive compensation program is designed to attract and retain executive talent, motivate and incentivize our executive officers to achieve individual and business performance goals and align incentives of our executive officers with the interests of our shareholders.
Our Compensation Committee is responsible for establishing, implementing and monitoring our compensation program. Each year the Compensation Committee evaluates the design of executive compensation within the context of Company performance, strategic priorities and market expectations. Through this process, the Committee, utilizing input provided by an independent compensation consultant, determines the appropriate mix of cash and non-cash compensation and short- and long-term incentive compensation for our executive officers in order to reward near-term performance and to encourage commitment to our long-range goals. The Compensation Committee may form and delegate authority to subcommittees as appropriate. Historically, the Compensation Committee has considered input from the CEO regarding the compensation program for the non-CEO executive officers. However, the Compensation Committee makes the final determination of all elements of named executive officer compensation.
Our program is designed with a strong emphasis on both short-term and multi-year performance, with substantial weighting of total compensation based upon variable compensation. As discussed in more detail below, for 2025, performance-based criteria were heavily considered in determining awards under both short- and long-term compensation programs to better align compensation of named executive officers with achievement of Company goals and objectives aimed at increasing shareholder value.
During 2025, our named executive officer compensation program included the elements highlighted below:

Compensation Element	Objective	Key Features
Base Salary	Provides regular income, reflecting scope of responsibilities, job characteristics, leadership skills and experience.	Reviewed annually based on individual performance. While base salary is not performance-based, annual increases are not guaranteed.
Short-Term Incentives	Rewards contributions to achievement of annual targets and individual performance, with a focus on key financial indicators.	Compensation Committee determines performance metrics to align awards with short-term goals.
Long-Term Incentives	Correlates pay with shareholder value and aligns executives with value increases; promotes retention in the competitive energy market.	Gives incentive for performance over the long term with a combination of time vesting and vesting tied to performance conditions.
Named executive officers are eligible to participate in our employee benefit plans, including medical, dental and vision care programs, Company-paid accidental death, dismemberment, and life insurance and our 401(k) plan, on the same basis as other employees. We have historically matched 401(k) contributions at certain percentage levels for all employees including our named executive officers. Executive officers are also permitted to participate in our employee stock purchase plan up to the annual limit.

Item 2: Advisory Vote on Executive Compensation
Executive Officers
Our executive officers serve at the pleasure of our Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders. The following are the biographies of each of our current executive officers (other than Dr. Ezell, whose biography is presented above with the directors’ biographies) as of March 26, 2026.

J. Bond Clement	Chief Financial Officer
Age: 54

EXPERIENCE & QUALIFICATIONS
•Chief Financial Officer of Flotek Inc. (December 2022—current)
•Chief Financial Officer of Donovan Marine, Inc. (September 2021—December 2022)
•Executive Vice President and Chief Financial Officer at PetroQuest Energy (2009—2021)
•Various accounting and finance related management roles at Freeport McMoRan, Inc., Stone Energy and PetroQuest Energy (1996—2009)
•Arthur Andersen LLP (1993—1996)
•CPA (inactive)
PHILANTHROPY & PUBLIC SERVICE
•Former Board member and Treasurer of New Hope Community Development of Acadiana
EDUCATION •Bachelor of Science in Accounting, cum laude, Louisiana State University COMPANY ROLES •Chief Financial Officer since December 2022

Item 2: Advisory Vote on Executive Compensation

Christina M. Ibrahim	SVP, General Counsel, Chief Compliance Officer & Corporate Secretary
Age: 58

EXPERIENCE & QUALIFICATIONS
•SVP, General Counsel, Chief Compliance Officer & Corporate Secretary of Flotek Industries, Inc. (March 2026—present)
•SVP, General Counsel, Chief Compliance Officer & Corporate Secretary of Select Water Solutions, Inc. (2023—2025)
•    General Counsel & Chief Administrative/Operating Officer of Avalon Investment & Advisory (2021—2023)
•    Executive Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary, Weatherford International Plc. (2015—2020)
•    PDC Energy, Director, Chair Nominating and Governance Committee (2018—2021)
•    Vice President, Chief Commercial Counsel & Corporate Secretary, Halliburton (1997—2015)
PHILANTHROPY & PUBLIC SERVICE
•Board Member, Society of Corporate Governance
•    Member of Circle of Red Houston, American Heart Association
•    Former Board Member Houston Area Women’s Center

EDUCATION
•Bachelor of Science in Business Management & Finance, Virginia Tech
• Juris Doctorate, magna cum laude, Thurgood Marshall School of Law
COMPANY ROLES
•SVP, General Counsel, Chief Compliance Officer & Corporate Secretary since March 2026

Item 2: Advisory Vote on Executive Compensation
2025 Executive Officer Compensation
Named Executive Officers
Our named executive officers (“NEO”) for 2025 were as follows:
•Ryan G. Ezell, Chief Executive Officer and President
•J. Bond Clement, Chief Financial Officer
•Amy E. Blakeway, former Senior Vice President, General Counsel and Corporate Secretary
Dr. Ezell, Mr. Clement and Ms. Blakeway (collectively the “NEOs”) were eligible to participate in the 2025 compensation programs discussed below. Ms. Blakeway departed from the Company on November 13, 2025 and her departure was considered a termination for convenience. See “- Employment Agreements; Terminations and Change-in Control Arrangements” below for a further discussion regarding the severance benefits provided under Ms. Blakeway’s employment agreement.
Base Salary
The Compensation Committee reviews base salaries annually for the NEOs considering several factors including the relationship of base salaries paid within the Company, individual experience, Company performance as well as the range of base salaries for similar positions contained within published data. During 2024, the Compensation Committee retained the base salaries of $550,000 for Dr. Ezell and $400,000 for Mr. Clement. Ms. Blakeway was hired in March 2024 with a base salary of $300,000. In March 2025, the Compensation Committee reviewed the base salaries for each of the NEOs and approved a cost of living adjustment of 3% as follows:
•Dr. Ezell from $550,000 to $566,500
•Mr. Clement from $400,000 to $412,000
•Ms. Blakeway from $300,000 to $309,000
Short-Term Incentive Program
Historically, the short-term incentive program has incorporated financial and individual performance metrics designed to reward NEOs based on Company and/or individual performance, as determined by the Compensation Committee.
2025 Plan
For 2025, Dr. Ezell and Mr. Clement each had an annual target bonus equal to 100% of base salary. Ms. Blakeway’s annual target bonus for 2025 was 50% of base salary. The Compensation Committee established four quantitative performance metrics to be used as the primary determinants of short-term incentive awards for the NEOs. These performance metrics were measured against the Company’s 2025 budget as approved by the Compensation Committee in January 2025, which was adjusted in May 2025 to include the forecasted impact of the PWRtek asset acquisition that closed in April 2025. The performance metrics for 2025 were as follows:

Item 2: Advisory Vote on Executive Compensation

Performance Metric	Weighting
Related party revenue	15%
Non-related party revenue	25%
Data Analytics Revenue	25%
Adjusted EBITDA	35%
During 2025, the Company exceeded the performance metric requirements for related party revenue, non-related party revenue and Adjusted EBITDA under the adjusted budget. Data Analytics revenue achieved 93% of the adjusted budget. Adjusted EBITDA is the sum of net income, interest expense, depreciation and amortization expense, tax expense, non-cash amortization of contract assets and certain other non-cash or non-recurring items. Please refer to the reconciliations of this non-GAAP metric to the nearest comparable GAAP metric contained in our Form 8-Ks filed with the SEC with respect to our quarterly earnings releases.
In addition to the quantitative performance metrics above, the Compensation Committee also considered the following 2025 accomplishments in evaluating awards under the 2025 short-term incentive program:
•No reportable safety or lost-time incidents;
•Achieved 93rd percentile ranking on Total Shareholder Return as measured against the Russell 2000 Oil and Gas Equipment & Services Companies;
•81% increase in the Company’s stock price during 2025;
•190% increase in the Company’s net income during 2025; and
•Successful closing and integration of the PWRtek asset acquisition.
After considering the positive shareholder impact relating to the above operational and financial accomplishments, as well as results with respect to the four quantitative performance metrics, the Compensation Committee determined that the Company achieved a bonus award equal to 117% of the 2025 named executive officers’ target bonus. As a result, the Compensation Committee approved the following awards to the NEOs under the 2025 short-term incentive program:

Name	Target Bonus	Actual Bonus	% of Target Bonus
Ryan G. Ezell	$566,500	$662,805	117%
J. Bond Clement	$412,000	$482,040	117%
Amy Blakeway (1)	$141,625	$165,701	117%
(1) Ms. Blakeway’s 2025 bonus award was paid in connection with her severance benefits in her employment contract as her departure was considered a termination for convenience. The bonus payment is pro-rated to reflect her partial year of service during 2025.

Item 2: Advisory Vote on Executive Compensation
2024 Plan
For 2024, Dr. Ezell and Mr. Clement each had an annual target bonus equal to 100% of base salary and Ms. Blakeway had an annual bonus target equal to 50% of base salary. The Compensation Committee established four quantitative performance metrics to be used as the primary determinants of short-term incentive awards for the NEOs. These performance metrics were measured against the Company’s 2024 budget as approved by the Compensation Committee in December 2023, as well as an updated forecast provided to the Compensation Committee in January 2024. The performance metrics for 2024 were as follows:

Weighting
Adjusted Revenue	20%
Data Analytics Revenue	25%
Adjusted Gross Margin	25%
Adjusted EBITDA	30%
During 2024, the Company met the performance metric requirement for Adjusted Revenue under the January 2024 forecast and the Company exceeded the performance metric requirements for Adjusted Gross Margin and Adjusted EBITDA under both the December 2023 budget and the January 2024 forecast. The Company did not meet the performance metric for Data Analytics revenue under either the December 2023 budget or the January 2024 forecast.
Adjusted Revenue is a non-GAAP metric that adds back non-cash amortization of contract assets to GAAP revenue. Adjusted Gross Margin is a non-GAAP metric that adds back non-cash amortization of contract assets and certain other non-cash items to GAAP gross margin. Adjusted EBITDA is the sum of net income, interest expense, depreciation and amortization expense, tax expense, non-cash amortization of contract assets and certain other non-cash or non-recurring items. Please refer to the reconciliations of these non-GAAP metrics to the nearest comparable GAAP metrics contained in our Form 8-Ks filed with the SEC with respect to our quarterly earnings releases.
In addition to the quantitative performance metrics above, the Compensation Committee also considered the following 2024 accomplishments in evaluating awards under the 2024 short-term incentive program:
•No lost time incidents or recordable spills;
•143% increase in the Company’s stock price;
•Addition to the Russell Microcap® Index;
•Approximately $20 million increase in net income from 2023 (excluding 2023 non-cash gains);
•Approximately 11% reduction in general and administrative expenses; and
•Expansion of asset-based loan facility at improved interest rate.
After considering the significant operational and financial accomplishments made during 2024 as outlined above, as well as results with respect to the quantitative performance metrics, the Compensation

Item 2: Advisory Vote on Executive Compensation
Committee determined that the Company achieved a bonus award equal to 90% of the NEOs’ target bonus.
As a result, the Compensation Committee approved the following awards to the NEOs under the 2024 short-term incentive program:

Name	Target Bonus	Actual Bonus	% of Target Bonus
Ryan G. Ezell	$550,000	$495,000	90%
J. Bond Clement	$400,000	$360,000	90%
Amy E. Blakeway (1)	$150,000	$112,500	90%
(1)Ms. Blakeway’s 2024 bonus award was prorated to reflect her partial year of service during 2024.
Long-Term Incentive Program
The long-term incentive program is designed to use equity awards to drive sustained performance and align executive compensation with shareholder returns. In 2025 and 2024, grants consisted of a combination of performance-based and time-vested awards, promoting the achievement of value-creating objectives and supporting long-term executive retention.
2025 Grants
For 2025, the Compensation Committee approved grants of time vested and performance-based restricted stock units. Time vested restricted stock units vest ratably over a three year period. The allocation of 2025 grants made to the NEOs during 2025 was as follows:

Name	Time-Vested Awards	Performance-Based Awards
Ryan G. Ezell	39,532	51,678
J. Bond Clement	17,969	26,066
Amy E. Blakeway (1)	—	4,049
(1)As a result of Ms. Blakeway’s departure in November 2025, these awards were forfeited.
Performance-based restricted stock units granted during 2025 included 12,146, 8,097 and 4,049 units granted to Dr. Ezell, Mr. Clement and Ms. Blakeway, respectively, which were subject to a performance condition requiring the assets acquired in the PWRtek transaction to materially achieve projections as presented to the Board of Directors in connection with the evaluation to enter the transaction. Through its review of the Company’s fiscal year 2025 results, the Compensation Committee determined that the Company had materially achieved the projections. Final vesting of these units is subject to continued employment through May 16, 2026.
With regard to the remainder of the performance-based restricted stock units granted to Dr. Ezell and Mr. Clement during 2025, 50% are subject to a performance condition tied to the Company’s total shareholder return (“TSR”) relative to the Russell 2000 Index – Oil Equipment and Services, measured over a performance period of January 1, 2026 through December 31, 2027, subject to continued employment

Item 2: Advisory Vote on Executive Compensation
through the date that the determination is made. Performance units tied to TSR are subject to the following performance levels:

Performance Level	Target Performance Objective	Portion of Award to Vest
Below threshold	< 25th %	0%
Threshold	25th %	50%
Target	50th %	100%
Stretch	75th %	150%*
*If absolute TSR is negative, awards are limited to 100% if performance exceeds 50th percentile
The other 50% of the performance-based restricted stock units granted to Dr. Ezell and Mr. Clement during 2025 are subject to achieving a 2026 adjusted EBITDA threshold as compared to 2025, subject to continued employment through December 31, 2027. If the performance conditions under the grants are not met, the applicable awards will not vest.
2024 Grants
For 2024, the Compensation Committee approved grants of time vested restricted stock units and performance-based restricted stock units. Time vested restricted stock units vest ratably over a three year period. The allocation of 2024 grants made to the NEOs was as follows:

Name	Time-Vested Awards	Performance-Based Awards
Ryan G. Ezell	60,000	60,000
J. Bond Clement	30,000	30,000
Amy E. Blakeway	12,000	12,000
Half of the performance-based restricted stock units were subject to a vesting condition based on achieving a 2025 adjusted EBITDA threshold and the other half of the performance-based restricted stock units were subject to a share price vesting condition. Both performance conditions have been met.
Independent Compensation Consultant
The Compensation Committee periodically utilizes the services of compensation consultants related to matters of executive compensation. In 2024, Pay Governance provided market pay analyses and reviewed annual and long-term incentive design with the Compensation Committee. During 2025, the Compensation Committee engaged Meridian Compensation Partners (“Meridian”) to act as its independent compensation advisor regarding all matters concerning the Company’s compensation philosophy, including annual and long-term incentive plan design. In connection with this engagement, Meridian provided the Compensation Committee with an executive compensation benchmarking study evaluating the Company’s compensation practices, including a holistic analysis of the Company’s NEO compensation, as compared to a representative peer group. In compliance with SEC rules, the Compensation Committee has assessed the independence of Pay Governance and Meridian and concluded that no conflict of interest exists that would prevent Pay Governance or Meridian from

Item 2: Advisory Vote on Executive Compensation
independently representing the Compensation Committee. Each of Meridian and Pay Governance periodically provides certain administrative services, the value of which was less than $120,000 per year during 2025 and 2024, respectively.

Item 2: Advisory Vote on Executive Compensation
Employment Agreements; Terminations and Change-in Control Arrangements
A brief summary of the employment agreements of our NEOs is as follows:
Ryan G. Ezell - Employment Agreement
In connection with his appointment to Chief Executive Officer, Dr. Ezell entered into an employment agreement with the Company on June 7, 2023. Under the terms of the agreement, Dr. Ezell is paid a base salary of $566,500 annually and is eligible for an annual bonus with a target amount of 100% of base salary. In the event that Dr. Ezell’s employment is terminated without “cause” or for “good reason,” Dr. Ezell, upon execution and delivery of a suitable release agreement, will be eligible to receive severance benefits equal to 18 months of Dr. Ezell’s base salary (payable over 18 months) plus a pro-rata portion of Dr. Ezell’s annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of the difference between the amount Dr. Ezell pays for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 18 months. In addition, if such termination occurs within 18 months of a “change of control,” all unvested equity awards shall become fully vested immediately prior to such termination. Dr. Ezell’s unvested equity awards will continue to vest if he is terminated without “cause” or for “good reason.” For a full description of Dr. Ezell’s employment agreement, please see the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2023.
J. Bond Clement - Employment Agreement
Mr. Clement entered into an employment agreement with the Company on December 19, 2022. Under the terms of the agreement, Mr. Clement is paid a base salary of $412,000 annually and is eligible for an annual bonus with a target amount of 100% of base salary. Mr. Clement will be eligible to receive severance equal to Mr. Clement’s base salary (payable over 12 months) plus a pro-rata portion of Mr. Clement’s annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of the difference between the amount Mr. Clement pays for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 12 months. In addition, if such termination occurs within 18 months of a “change of control,” all unvested equity awards shall become fully vested immediately prior to such termination. For a full description of Mr. Clement’s employment agreement, please see the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2022.
Amy E. Blakeway – Employment Agreement
Ms. Blakeway entered into an employment agreement with the Company on March 1, 2024. In connection with her departure in November 2025, which was treated as a termination for convenience, Ms. Blakeway is being paid the severance benefits under her employment agreement including severance equal to her base salary (payable over 12 months) plus a pro-rata portion of her annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of the difference between the amount she would pay for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 12 months. Ms. Blakeway’s employment agreement is filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2026.

Item 2: Advisory Vote on Executive Compensation
Other Policies, Guidelines and Practices Related to Executive Compensation
Clawback Policy
The Board, upon the recommendation of the Compensation Committee, has adopted, in accordance with the applicable rules and regulations of the NYSE and SEC, a policy to provide for the recovery of erroneously awarded incentive-based compensation from executive officers (the “Clawback Policy”). Our Clawback Policy generally provides that we will demand the repayment or return (to the extent permitted by governing law) of any portion of a performance-based cash or performance-based stock or similar bonus where: the payment was predicated upon the achievement of certain financial measurements that were subsequently the subject of a restatement and a lower payment would have been made to the employee based upon the restated financial results. In each of these instances, the Compensation Committee will have the discretion to determine the appropriate means to recover the erroneously awarded compensation, including without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) canceling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) canceling or offsetting against any planned future cash or equity-based awards, (d) causing the forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder, and (e) any other method authorized by applicable law or contract. In addition, certain of our executive contracts allow the Company to enact claw back policies with retroactive effect (applicable to all forms of compensation) and are subject to any claw back policies enacted by applicable law or a securities exchange.

Tax Gross-Ups on Severance
There were no tax gross-ups on any payments to executives, including severance payments during 2025 or 2024.
Accounting for Stock-Based Compensation
The Company accounts for stock-based payments in accordance with the requirements of Accounting Standards Codification (ASC) Topic 718, “Stock Compensation.” Equity-based compensation is expensed over the requisite service period pursuant to the grant award terms. The Company considers the expense associated with stock-based incentive awards when granting such awards.
Section 409A
To the extent we permit executives to defer compensation or we commit to deliver compensation at a later date than when earned and vested, we make every attempt to meet the requirements of Section 409A of the Internal Revenue Code (the “Code”). Failure to satisfy the Section 409A requirements could subject the executives receiving deferred compensation to a 20% excise tax.

Item 2: Advisory Vote on Executive Compensation

Summary Compensation Table
The following table provides summary information regarding the total compensation awarded to, earned by, or paid to each of the named executive officers for services rendered to us for the years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary(1)	Bonus	Stock	Option	Non-Equity Incentive Plan	All Other	Total
				Awards(2)	Awards	Compensation (3)	Compensation(4)
Ryan G. Ezell – Chief Executive Officer	2025	$561,994	$—	$1,356,750	$—	$662,805	$22,827	$2,604,376
	2024	$550,000	$—	$567,000	$—	$495,000	$48,262	$1,660,262
J. Bond Clement - Chief Financial Officer	2025	$408,723	$—	$656,993	$—	$482,040	$9,499	$1,557,255
	2024	$400,000	$—	$283,500	$—	$360,000	$9,546	$1,053,046
Amy E. Blakeway (5) Former Senior Vice President, General Counsel and Corporate Secretary	2025	$274,454	$—	$63,326	$—	$—	$184,597	$522,377
	2024	$251,538	$—	$138,402	$—	$112,500	$490	$502,930
(1)Amounts reflected in this column include total annual salary paid during the applicable fiscal year.
(2)The amounts reported in this column reflect the aggregate grant date fair value of restricted stock unit awards granted during the applicable year, if any, computed in accordance with FASB ASC Topic 718, excluding estimated forfeitures. See Note 14, “Stock-Based Compensation and Other Benefit Plans,” to the Consolidated Financial Statements included under “Item 8. Financial Statements and Supplementary Data” in the Company’s 2025 Form 10-K for additional detail regarding assumptions used to calculate these amounts.
(3)The amounts reported in this column represent annual cash incentive awards based upon the achievement of quantitative performance metrics and qualitative yearly accomplishments. For more information about our executive officers' discretionary bonuses and our short-term incentive program, see the section entitled "—2025 Executive Officer Compensation—Short-Term Incentive Program" above.
(4)In 2025, “All Other Compensation” for Dr. Ezell consisted of 401(k) matching contribution costs, group term life insurance costs, parking expense and $12,745 in golf membership fees; for Mr. Clement consisted of 401(k) matching contribution costs, group term life insurance costs and parking expense; and for Ms. Blakeway consisted of group term life insurance costs, severance payments related to salary and non-equity incentive plan compensation amounts, payout of unused vacation in connection with her departure and $165,701 related to the annual cash incentive award payable pursuant to severance benefits in her employment contract. Amounts in 2024 for Dr. Ezell consisted of 401(k) matching contribution costs, group term life insurance costs, parking expense, a five-year service award, $28,229 in golf membership fees and $10,380 in peer advisory group fees; for Mr. Clement consisted of 401(k) matching contribution costs, group term life insurance costs and parking expense; and for Ms. Blakeway consisted of group term life insurance costs.
(5)Ms. Blakeway was appointed the Company’s Senior Vice President, General Counsel and Corporate Secretary on March 1, 2024. Her fiscal year 2024 base salary was set at $300,000 per year. The salary, stock award and non-equity incentive plan compensation amounts for 2024 reported above for Ms. Blakeway are pro-rated reflecting Ms. Blakeway’s partial year of service during 2024. Ms. Blakeway departed the Company on November 13, 2025 and the salary amount for 2025 above is pro-rated for partial year of service.

Item 2: Advisory Vote on Executive Compensation

Outstanding Equity Awards
The following table provides information relating to outstanding equity-based awards held by each named executive officer as of December 31, 2025:

	Option Awards						Stock Awards
Name	Year of Grant	Number of underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested (1)	Equity Incentive plan awards: Number of shares, units or other rights that have not vested	Equity Incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (1)
Ryan G. Ezell	2025 (2)	—	—	—	$—	—	39,532	$681,136	—	$—
	2025 (3)	—	—	—	$—	—	—	$—	39,532	$681,136
	2025 (4)	—	—	—	$—	—	—	$—	12,146	$209,276
	2024 (5)	—	—	—	$—	—	40,000	$689,200	—	$—
	2024 (6)	—	—	—	$—	—	—	$—	30,000	$516,900
	2023 (8)	—	—	—	$—	—	4,660	$80,292	—	$—
J. Bond Clement	2025 (2)	—	—	—	$—	—	17,969	$309,606	—	$—
	2025 (3)	—	—	—	$—	—	—	$—	17,969	$309,606
	2025 (4)	—	—	—	$—	—	—	$—	8,097	$139,511
	2024 (5)	—	—	—	$—	—	20,000	$344,600	—	$—
	2024 (6)	—	—	—	$—	—	—	$—	15,000	$258,450
	2023 (7)	—	61,984	—	$3.72	6/7/2023	—	$—	—	$—
	2023 (8)	—	—	—	$—	—	3,388	$58,375	—	$—
	2022 (9)	—	—	—	$—	—	16,530	$284,812	—	$—
(1)The market value is based upon the applicable number of shares shown in the table multiplied by $17.23, the closing market price of our stock on December 31, 2025.
(2)Vests ratably over a three-year period on each anniversary of the grant date of November 19, 2025
(3)Fifty percent of this performance-based award is subject to a vesting condition tied to the Company’s total shareholder return (“TSR”) relative to the Russell 2000 Index – Oil Equipment and Services, measured over a performance period of January 1, 2026 through December 31, 2027, subject to continued employment through the date that the determination is made. Fifty percent of this performance-based award is subject to achieving a 2026 adjusted EBITDA threshold as compared to 2025, as well as a requirement for continuous employment through December 31, 2027.
(4)This performance-based award is subject to a vesting condition requiring the assets acquired in the PWRtek transaction to materially achieve their projected 2025 cash flow contribution as presented to the Board of Directors in connection with the evaluation to enter the transaction. Through its review of the Company’s fiscal year 2025 results, in February 2026 the Compensation Committee determined that the Company had materially achieved the projections. Final vesting of these units is subject to continued employment through May 16, 2026.
(5)Vests ratably over a three-year period on each anniversary of the grant date of October 30, 2024.
(6)This performance-based award will vest if, and to the extent, the Company’s earnings before interest, taxes, depreciation, and amortization, and certain other adjustments meets or exceeds a certain threshold during the performance period of January 1, 2025 to December 31, 2025. In February 2026, the Compensation Committee determined that this performance condition had been achieved.
(7)Vests if the Company’s average closing share price equals or exceeds $18 per share for thirty consecutive trading days at any point during the performance period of June 7, 2023 through June 7, 2033.
(8)Vests ratably over a three-year period on each anniversary of the grant date of December 5, 2023.
(9)Vests ratably over a five-year period on each anniversary of the grant date of December 19, 2022.

Item 2: Advisory Vote on Executive Compensation

Pay Versus Performance (PVP)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for Mr. Gibson (1)	Summary Compensation Table Total for Mr. Agadi	Summary Compensation Table Total for Dr. Ezell	Compensation Actually Paid to Mr. Gibson	Compensation Actually Paid to Mr. Agadi	Compensation Actually Paid to Dr. Ezell	Average Summary Compensation Table Total for non-PEO NEOs(2)	Average Compensation Actually Paid to non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return	Net Income (Loss) ($ millions)
(a)	(b)	(b)	(b)	(c)	(c)	(c)	(d)	(e)	(f)	(g)
2025	n/a	n/a	$2,604,377	n/a	n/a	$4,269,382	$1,039,816	$1,877,922	$256.40	$30.4
2024	n/a	n/a	$1,660,262	n/a	n/a	$2,675,380	$777,988	$1,458,457	$140.56	$10.5
2023	$1,568,553	$683,050	$1,575,345	$305,193	$531,423	$1,539,071	$877,526	$836,275	$57.82	$24.7
(1)Mr. Gibson’s 2023 compensation includes $1,517,714 in severance payments.
(2)Dr. Ezell served as principal executive officer (PEO) for a portion of 2023 and for 2024 and 2025. Mr. Gibson served as PEO for 2022 and a portion of 2023. Mr. Agadi served as interim PEO for a portion of 2023. Our non-PEO named executive officers (NEOs) included Mr. Clement for 2023, 2024 and 2025, Ms. Blakeway for 2024 and 2025, and Nathan Snoke for 2023.
(3)The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO named executive officers. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.
PEO SCT Total to CAP Reconciliation for Mr. Gibson

Fiscal Year	2023	2024	2025
SCT Total	$1,568,553	N/A	N/A
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	—	N/A	N/A
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	—	N/A	N/A
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	—	N/A	N/A
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	N/A	N/A
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	N/A	N/A
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(1,263,360)	N/A	N/A
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	—	N/A	N/A
Compensation Actually Paid	$305,193	N/A	N/A

Item 2: Advisory Vote on Executive Compensation

PEO SCT Total to CAP Reconciliation for Mr. Agadi

Fiscal Year	2023	2024	2025
SCT Total	$683,050	N/A	N/A
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(365,500)	N/A	N/A
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$187,497	N/A	N/A
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$—	N/A	N/A
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$79,931	N/A	N/A
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(53,555)	N/A	N/A
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	N/A	N/A
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$—	N/A	N/A
Compensation Actually Paid	$531,423	N/A	N/A
PEO SCT Total to CAP Reconciliation for Dr. Ezell

Fiscal Year	2023	2024	2025
SCT Total	$1,575,345	$1,660,262	$2,604,377
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(207,439)	(567,000)	(1,356,750)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	252,225	1,143,600	1,612,211
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	(58,712)	447,327	1,409,477
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(22,348)	(6,355)	67
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	(2,454)	—
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	—	—	—
Compensation Actually Paid	$1,539,071	$2,675,380	$4,269,382

Item 2: Advisory Vote on Executive Compensation

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2023	2024	2025
Average SCT Total	$877,526	$777,988	$1,039,816
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(215,393)	(210,951)	(360,160)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	261,360	438,690	388,606
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	(86,243)	444,635	890,395
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(975)	8,095	11,601
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	(92,336)
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	—	—	—
Average Compensation Actually Paid	$836,275	$1,458,457	$1,877,922
CHARTS OF CAP VERSUS PERFORMANCE METRICS
The chart below illustrates the relationship between the PEO and average Non-PEO CAP amounts and the Company’s TSR during the period 2023-2025.

Item 2: Advisory Vote on Executive Compensation

The chart below illustrates the relationship between the PEO and Non-PEO CAP amounts and the Company’s Net Income (Loss) during the period 2023-2025.

Item 3: Ratification of Independent Registered Accounting Firm
ITEM 3: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm on June 29, 2021 and has approved retaining KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders. The Audit Committee annually reviews the performance of our independent registered public accounting firm and the fees charged for their services. Based upon the Audit Committee’s analysis of this information, the Audit Committee will determine which registered independent public accounting firm to engage to perform our annual audit each year.
KPMG billed or will bill the Company and its subsidiaries fees as set forth in the table below for (i) the audits of the Company’s 2025 annual financial statements and internal control over financial reporting and the 2024 annual financial statements, (ii) the reviews for first, second and third quarter 2025 and 2024 quarterly financial statements and review of other documents filed with the SEC, and (iii) other work performed by KPMG.

	2025 (1)	2024 (1)
Audit fees	$1,547,391	$711,552
Audit-related fees (2)	155,750	157,250
Tax fees	—	—
All other fees	—	—
Total	$1,703,141	$868,802
(1) Amounts for 2025 and 2024 include audit fees and audit-related fees; no tax or other fees were paid to KPMG in 2025 and 2024.
(2) Audit-related fees include fees of $65,000 in 2025 and $92,000 in 2024 to support the audit of ProFrac Holdings for which the Company is reimbursed by ProFrac Holdings.
Fees included in “audit fees” in the table above are fees associated with the annual audit, including reviews of the Company’s Form 10-Q filings. Fees included in “audit-related fees” in the table above are primarily for professional services not directly related to the Company's annual financial statements, including professional services provided in connection with various registration statements, debt offerings, the audit of ProFrac Holdings (for which the Company is reimbursed by ProFrac Holdings) and other similar matters. Representatives of KPMG are expected to be at the Meeting with the opportunity to make a statement if they desire, and to take questions from shareholders.
Pre-Approval Policy
Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from the Company. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and if it does, the decisions of that member must be presented to the full Audit

Item 3: Ratification of Independent Registered Accounting Firm
Committee at its next scheduled meeting. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.
Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to Company or any of its subsidiaries, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior the completion of the audit. During 2025 and 2024, all fees were pre-approved by the Audit Committee.
Report of the Audit Committee
Management is responsible for the preparation of the Company’s financial statements and its financial reporting processes, including the systems of internal controls and disclosure controls and procedures. KPMG LLP, the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s financial statements to generally accepted accounting principles in the United States and the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee’s responsibility is to monitor and oversee these processes.
KPMG provided the Audit Committee with a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence. The Audit Committee also discussed with the auditors any relationships that may impact the independence of the auditors. The Audit Committee reviewed and discussed with the independent auditors all communications required to be discussed by applicable requirements of the PCAOB and the SEC, including those described in PCAOB Auditing Standard No. 1301, “Communications with Audit Committees."
The Audit Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2025 and discussed them with management and the independent auditors. Based on such review and discussions described in this report, the Audit Committee recommended to the Board, and the Board subsequently approved the recommendation, that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Respectfully submitted by the Audit Committee of the Board of Directors of Flotek,
Lisa Mayr (Chair)
Evan R. Farber
Michael J. Fucci
This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this report by reference.

Item 3: Ratification of Independent Registered Accounting Firm
Vote Required
Approval of Item 3 requires the affirmative vote of a majority of the total votes cast with respect to this item at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this item.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 3 TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

Other Matters
OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.
Stockholder Communications
Stockholders and interested parties who wish to communicate with the Board, or with any individual director, may do so by correspondence addressed to the Board, or to an individual director, at the principal executive offices of the Company at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086. All such communications received from stockholders are sent directly to Board members.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires certain officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and further requires us to identify in this Proxy Statement those officers, directors and persons who failed to timely file such a report. Based solely on our review of these forms or written representations from such officers, directors and persons who own more than 10% of our common stock, we believe that all Section 16(a) filing requirements were met with respect to the 2025 fiscal year, except for Mr. Wilks who filed a Form 3 after its required due date.
Copy of the Company’s 2025 Annual Report on Form 10-K
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), including the financial statements and the financial statement schedules, if any, but not including exhibits, will be furnished at no charge to a shareholder upon the written request of such person addressed by mail to 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086, Attention: Corporate Secretary or by email to ir@flotekind.com. In addition, a copy of the 2025 Annual Report is available on our website under Investor Relations at https://ir.flotekind.com/sec-filings.
Householding of Proxy Materials
The SEC permits a single set of notices, annual reports, and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as “householding,” reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses.
A number of brokerage firms have instituted householding. As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one notice, annual report, and proxy statement unless any stockholder at that address has given the broker contrary instructions.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and would like to receive

Other Matters
only one, please notify your broker, bank or other nominee if you are a beneficial shareholder or notify us if you are a shareholder of record. Shareholders of record can notify us by sending a written request to 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086, Attn: Corporate Secretary, or by calling (713) 849-9911, and we will promptly deliver any additional proxy materials requested.
Important Dates for 2027 Annual Meeting
Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the proxy statement for an annual meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s proxy statement released to the shareholders in connection with the previous year’s annual meeting. However, if the Company did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the 2027 annual meeting is changed by more than 30 days from the date of the 2026 annual meeting, the deadline for submitting shareholder proposals for inclusion in the proxy statement for the 2026 annual meeting will be December 3, 2026. Shareholder proposals to be presented in person at the 2027 annual meeting must be delivered to, or mailed and received at, the principal executive offices of the Company on or after January 15, 2027 but no later than February 14, 2027; provided, however, that if the date of the 2027 annual meeting is more than 30 days before or more than 60 days after the anniversary date of the 2026 annual meeting, notice must be so delivered, or mailed and received, not later than the 90th day prior to the 2027 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of 2027 annual meeting was first made. Sections 13–15 of Article II of the Second Amended and Restated Bylaws of the Company sets out detailed procedures for shareholder proposals and shareholder proposed director candidates. In addition to satisfying the requirements of our Second Amended and Restated Bylaws, including the notice deadlines set out above and therein, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees, other than the Company’s nominees, you must also comply with the additional requirements of Rule 14a-19 of the Exchange Act.

Important Notice Regarding the Availability of Proxy

FLOTEK INDUSTRIES, INC.
ATTN: LEGAL DEPARTMENT
5775 NORTH SAM HOUSTON PKWY WEST, SUITE 400
HOUSTON, TX 77086

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V82963-P45127

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FLOTEK INDUSTRIES, INC.

The Board of Directors recommends you vote FOR all of the nominees listed in item 1:

1. ITEM 1: Election of Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Harsha V. Agadi	☐	☐	☐
1b. Ryan G. Ezell	☐	☐	☐
1c. Evan R. Farber	☐	☐	☐
1d. Michael J. Fucci	☐	☐	☐
1e. Katie Hill	☐	☐	☐
1f. Kevin M. McDonald	☐	☐	☐
1g. Matthew D. Wilks	☐	☐	☐

The Board of Directors recommends you vote FOR items 2 and 3:	**For**	**Against**	**Abstain**
2. ITEM 2: Advisory vote to approve named executive officer compensation.	☐	☐	☐
3. ITEM 3: Ratification of appointment of KPMG LLP as independent auditor for 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V82964-P45127

PROXY
FLOTEK INDUSTRIES, INC.
2026 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2026

The undersigned shareholder of FLOTEK INDUSTRIES, INC. (the "Company") hereby appoints J. Bond Clement, Chief Financial Officer of the Company, and Christina M. Ibrahim, Senior Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary of the Company, and each of them, as proxyholders and attorneys-in-fact for and on his, her or its behalf, with full power of substitution, to attend, act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on May 15, 2026 at 10:00 AM Central Time at the Company's headquarters, located at 5775 North Sam Houston Pkwy West, Suite 400, Houston, TX 77086 and at every adjournment or postponement thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting, or any adjournment or postponement thereof. The shareholder hereby directs the proxyholder to vote the securities of the Company of the undersigned it is entitled to vote as specified herein.

This proxy is being solicited by the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the proxyholder's discretion on any other matters that are properly presented at the Meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side